As filed with the Securities and exchange Commission on September 21, 2005.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      PHARMAMATRIX ACQUISITION CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                20-2837254
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         934 S. SOUTHLAKE DRIVE
           HOLLYWOOD, FLORIDA                              33019
(Address of principal executive offices)                 (Zip Code)


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If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
333-125691

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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

          TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
---------------------------------------  ---------------------------------------
          TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
                  None                                    None

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

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      UNITS
                                (TITLE OF CLASS)

                         COMMON STOCK, $.0001 PAR VALUE
                                (TITLE OF CLASS)

                         COMMON STOCK PURCHASE WARRANTS
                                (TITLE OF CLASS)


ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-125691). This information is incorporated herein by reference..

ITEM 2.       EXHIBITS.

         Except as set forth below, the following Exhibits are incorporated herein by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended.

       1    Amended and Restated Certificate of Incorporation.*

       2    By-Laws.*

       3    Specimen Unit Certificate.*


       4    Specimen Common Stock Certificate.*

       5    Specimen Warrant Certificate.*

       6    Form of Unit Purchase Option to be granted to Representative. *

       7 Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.*


       *    Incorporated  by  reference  from  the   Registrant's   Registration
            Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on June 9, 2005.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            PHARMAMATRIX ACQUISITION CORPORATION

DATE:  September 21, 2005                   By:    /s/ Norman M. Meier
                                                   -------------------
                                            Name:  Norman M. Meier
                                            Title: Chief Executive Officer

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